UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2004

PROVIDIAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12897	94-2933952
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 543-0404

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)                                  Exhibits.  The following exhibit is furnished with this report pursuant to Item 12.

Exhibit	Description

99.1	Press Release of Providian Financial Corporation dated January 19, 2004.

Item 12. Results of Operations and Financial Condition.

On January 19, 2004, Providian Financial Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2003.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDIAN FINANCIAL CORPORATION
(Registrant)

Date: January 19, 2004	By:	/s/ Anthony Vuoto
Anthony Vuoto
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of Providian Financial Corporation dated January 19, 2004.